Exhibit 10.4

                        HARLEYSVILLE NATIONAL CORPORATION
           2004 OMNIBUS STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED

                        HARLEYSVILLE NATIONAL CORPORATION

                        2004 OMNIBUS STOCK INCENTIVE PLAN
                (amended and restated effective November 9, 2006)

     1. Purpose. This amended and restated 2004 Omnibus Stock Incentive Plan (the "Plan") amends and restates, in its entirety, the 2004 Omnibus Stock Incentive Plan. The purpose of the Plan is to advance the development, growth and financial condition of Harleysville National Corporation (the "Corporation") and each subsidiary thereof, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code"), by providing incentives through participation in the appreciation of the common stock of the Corporation to secure, retain and motivate directors and personnel who may be responsible for the operation and for management of the affairs of the Corporation and any subsidiary now or hereafter existing ("Subsidiary").

     2. Term. The Plan originally became effective as of February 12, 2004 (the "effective date"), the date it was adopted by the Corporation's Board of Directors (the "Board"), and was approved by the Corporation's shareholders at the Corporation's annual meeting of shareholders held April 13, 2004. The amendments reflected in this amended and restated Plan shall become effective as of the date this amended and restated Plan is approved by the Board. Any and all options and rights awarded under the Plan (the "Awards") before it is approved by the Corporation's shareholders shall be conditioned upon, and may not be exercised before, receipt of shareholder approval, and shall lapse upon failure to receive such approval. Unless previously terminated by the Board, the Plan shall terminate on, and no options shall be granted after the tenth anniversary of the effective date of the Plan.

     3. Stock. Shares of the Corporation's common stock (the "Stock") that may be issued under the Plan shall not exceed, in the aggregate, 1,000,000 shares, as may be adjusted pursuant to Section 19 hereof. Shares may be either authorized and unissued shares, authorized shares, issued by and subsequently reacquired by the Corporation as treasury stock or shares purchased in the open market. Under no circumstances shall any fractional shares be awarded under the Plan. Except as may be otherwise provided in the Plan, any Stock subject to an Award that, for any reason, lapses or terminates prior to exercise, shall again become available for grant under the Plan. While the Plan is in effect, the Corporation shall reserve and keep available the number of shares of Stock needed to satisfy the requirements of the Plan. The Corporation shall apply for any requisite governmental authority to issue shares under the Plan. The Corporation's failure to obtain any such governmental authority, deemed necessary by the Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan, shall relieve the Corporation of any duty, or liability, for the failure to issue or sell the Stock.

     4. Administration. The ability to control and manage the operation and administration of the Plan shall be vested in the Board or in a committee of two or more members of the Board, selected by the Board (the "Committee"). The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan, and to make any and all determinations that may be necessary or advisable for the administration of the Plan. Any interpretations of the Plan by the Committee and any decisions made by the Committee under the Plan are final and binding.

     The Committee shall be responsible and shall have full, absolute and final power of authority to determine what, to whom, when and under what facts and circumstances Awards shall be made, the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and the stock option exercise prices. Notwithstanding the foregoing, however, the Committee shall not set the exercise price of any stock option at any price other than the closing market price of the Stock on the date of grant unless (i) the Board of Directors, in the exercise of its discretion under Section 14, shall have approved the methodology of establishing the exercise price, and (ii) the Committee or the Board, at or prior to the time the grant is approved, shall also have approved a written description of the rationale and methodology by which the exercise price is being determined. The Committee shall make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

     5. Awards. Awards may be made under the Plan in the form of: (a) "Qualified Options" to purchase Stock, which are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Code, (b) "Non-Qualified Options" to purchase Stock, which are not intended to qualify under Sections 421 through 424 of the Code, (c) Stock Appreciation Rights ("SARs"), or (d) "Restricted Stock." More than one Award may be granted to an eligible person, and the grant of any Award shall not prohibit the grant of another Award, either to the same person or otherwise, or impose any obligation to exercise on the participant. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Multiple Awards for a particular person may be set forth in a single written agreement or in multiple agreements, as determined by the Committee, but in all cases each agreement for one or more Awards shall identify each of the Awards thereby represented as a Qualified Option, Non-Qualified Option, Stock Appreciation Right or Restricted Stock, as the case may be.

     The aggregate number of shares of Stock that may be represented by Qualified Options, Non-Qualified Options and SARs granted to any employee of the Corporation or a Subsidiary during any calendar year shall not exceed 50,000 Shares (whether such Awards may be settled in shares of Stock, cash, or any combination thereof).

     6. Eligibility. Persons eligible to receive Awards shall be the directors, key officers and other employees of the Corporation and of each Subsidiary, as determined by the Committee; except, however, that non-employee directors may not receive Qualified Options. A person's eligibility to receive an Award shall not confer upon him or her any right to receive an Award. Except as otherwise provided, a person's eligibility to receive, or actual receipt of an Award under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or any of its affiliates.

     7. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a) The maximum number of shares of Stock that may be issued by options intended to be Qualified Options shall be 1,000,000 shares;

          (b) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's shareholders, whichever is earlier;

          (c) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six
(6) months or continue beyond the expiration of ten (10) years after the date the Qualified Option is awarded;

          (d) If a participant, who was awarded a Qualified Option, ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the participant thereafter to exercise the option during its remaining term for a period of not more than three (3) months after cessation of employment to the extent that the Qualified Option was then and remains exercisable, unless such employment cessation was due to the participant's disability, as defined in Section 22(e)(3) of the Code, in which case the three (3) month period shall be twelve (12) months; if the participant dies while employed by the Corporation or a Subsidiary, the Committee may permit the participant's qualified personal representatives, or any persons who acquire the Qualified Option pursuant to his or her Will or laws of descent and distribution, to exercise the Qualified Option during its remaining term for a period of not more than twelve (12) months after the participant's death to the extent that the Qualified Option was then and remains exercisable; the Committee may impose terms and conditions upon and for the exercise of a Qualified Option after the cessation of the participant's employment or his or her death;

          (e) The purchase price of Stock subject to any Qualified Option shall not be less than the Stock's fair market value at the time the Qualified Option is awarded and shall not be less than the Stock's par value; and

          (f) Qualified Options may not be sold, transferred or assigned by the participant, except as determined by the Committee or as designated by the participant by will and the laws of descent and distribution.

     8. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a)  The  time  period  during  which  any  Non-Qualified   Option  is
exercisable shall not commence before the expiration of six (6) months or continue beyond the expiration often (10) years after the date the Non-Qualified Option is awarded;

          (b) If a participant, who was awarded a Non-Qualified Option, ceases to be eligible under the Plan, before lapse or full exercise of the option, the Committee may permit the participant to exercise the option during its remaining term, to the extent that the option was then and remains exercisable, or for such time period and under such terms and conditions as may be prescribed by the Committee;

          (c)  The  purchase   price  of  a  share  of  Stock   subject  to  any
Non-Qualified Option shall not be less than the Stock's par value; and

          (d) Except as otherwise provided by the Committee, Non-Qualified Stock Options granted under the Plan are not transferable, except as determined by the Committee or as designated by the participant by Will and the laws of descent and distribution.

     9. Stock Appreciation Rights. In addition to other applicable provisions of the Plan, all SARs and Awards thereof shall be under and subject to the following terms and conditions:

          (a) SARs may be granted either alone, or in connection with another previously or contemporaneously granted Award (other than another SAR) so as to operate in tandem therewith by having the exercise of one affect the right to exercise the other, as and when the Committee may determine; however, no SAR shall be awarded in connection with a Qualified Option more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

          (b) Each SAR shall entitle the participant to receive upon exercise of the SAR all or a portion of the excess of (i) the fair market value at the time of such exercise of a specified number of shares of Stock as determined by the Committee, over (ii) a specified price as determined by the Committee of such number of shares of Stock that, on a per share basis, is not less than the Stock's fair market value at the time the SAR is awarded, or if the SAR is connected with another Award, such lesser percentage of the Stock purchase price thereunder as may be determined by the Committee;

          (c) Upon exercise of any SAR, the participant shall be paid either in cash or in Stock, or in any combination thereof, as the Committee shall determine; if such payment is to be made in Stock, the number of shares thereof to be issued pursuant to the exercise shall be determined by dividing the amount payable upon exercise by the Stock's fair market value at the time of exercise;

          (d) The time period during which any SAR is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months after the date the SAR is awarded; however, no SAR connected with another Award shall be exercisable beyond the last date that such other connected Award may be exercised;

          (e) If a participant holding a SAR, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the participant thereafter to exercise such SAR during its remaining term, to the extent that the SAR was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee;

          (f) No SAR shall be awarded in connection with any Qualified Option unless the SAR (i) lapses no later than the expiration date of such connected Option, (ii) is for not more than the difference between the Stock purchase price under such connected Option and the Stock's fair market value at the time the SAR is exercised, (iii) is transferable only when and as such connected Option is transferable and under the same conditions, (iv) may be exercised only when such connected Option may be exercised, and (v) may be exercised only when the Stock's fair market value exceeds the Stock purchase price under such connected Option.

     10. Restricted Stock. In addition to other applicable provisions of the Plan, all Restricted Stock and Awards thereof shall be under and subject to the following terms and conditions:

          (a) Restricted Stock shall consist of shares of Stock that may be acquired by and issued to a participant at such time, for such or no purchase price, and under and subject to such transfer, forfeiture and other restrictions, conditions or terms as shall be determined by the Committee, including but not limited to prohibitions against transfer, substantial risks of forfeiture within the meaning of Section 83 of the Code; and attainment of performance or other goals, objectives or standards, all for or applicable to such time periods as determined by the Committee;

          (b) Except as otherwise provided in the Plan or the Restricted Stock Award, a participant holding shares of Restricted Stock shall have all the rights as does a holder of Stock, including without limitation the right to vote such shares and receive dividends with respect thereto; however, during the time period of any restrictions, conditions or terms applicable to such Restricted Stock, the shares thereof and the right to vote the same and receive dividends thereon shall not be sold, assigned, transferred, exchanged, pledged, hypothecated, encumbered or otherwise disposed of except as permitted by the Plan or the Restricted Stock Award;

          (c) Each certificate issued for shares of Restricted Stock shall be deposited with the Secretary of the Corporation, or the office thereof, and shall bear a legend in substantially the following form and content:

          This Certificate and the shares of Stock hereby represented are subject to the provisions of the Corporation's 2004 Omnibus Stock Incentive Plan and a certain agreement entered into between the holder and the Corporation pursuant to the Plan. The release of this Certificate and the shares of Stock hereby represented from such provisions shall occur only as provided by the Plan and agreement, a copy of which are on file in the office of the Secretary of the Corporation.

Upon the lapse or satisfaction of the restrictions, conditions and terms applicable to the Restricted Stock, a certificate for the shares of Stock free of restrictions and without the legend shall be issued to the participant;

          (d) If a participant's employment with the Corporation or a Subsidiary ceases for any reason prior to the lapse of the restrictions, conditions or terms applicable to his or her Restricted Stock, all of the participant's Restricted Stock still subject to unexpired restrictions, conditions or terms shall be forfeited absolutely by the participant to the Corporation without payment or delivery of any consideration or other thing of value by the Corporation or its affiliates, and thereupon and thereafter neither the participant nor his or her heirs, personal or legal representatives, successors, assigns, beneficiaries, or any claimants under the participant's Will or laws of descent and distribution, shall have any rights or claims to or interests in the forfeited Restricted Stock or any certificates representing shares thereof, or claims against the Corporation or its affiliates with respect thereto.

     11. Exercise. Except as otherwise provided in the Plan, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award to be exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be paid with the written notice of exercise, either in cash or in securities of the Corporation, including securities issuable hereunder, at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes.

     The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised rights under the Award. If a SAR is awarded in connection with another Award, the number of shares of Stock that may be acquired by the participant under the other connected Award shall be reduced by the number of shares of Stock with respect to which the participant has exercised his or her SAR, and the number of shares of Stock subject to the participant's SAR shall be reduced by the number of shares of Stock acquired by the participant pursuant to the other connected Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate.

     In addition:

          (a) if the Corporation or its shareholders execute an agreement to dispose of all or substantially all of the Corporation's assets or stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which the Corporation's shareholders, immediately before the transaction, will not own at least fifty percent (50%) of the total combined voting power of all classes of voting stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of the transaction, then any and all outstanding Awards shall immediately become and remain exercisable or, if the transaction is not consummated, until the agreement relating to the transaction expires or is terminated, in which case, all Awards shall be treated as if the agreement was never executed; or

          (b) if there is an actual, attempted or threatened change in the ownership of at least twenty-five percent (25%) of all classes of voting stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, then any and all outstanding Awards shall immediately become and remain exercisable.

     12. Right of First Refusal. Each written agreement for an Award may contain a provision that requires as a condition to exercising a Qualified Option or a Non Qualified Option that the participant agree prior to selling, transferring or otherwise disposing of any shares of Stock obtained through the exercise of the Award to first offer the shares of Stock to the Corporation for purchase. The terms and conditions of such right of first refusal shall be determined by the Committee in its sole and absolute discretion, provided that the purchase price shall be at least equal to the Stock's fair market value as determined under paragraph 14 below, and shall be subject to all applicable federal and state laws, rules and regulations.

     13. Withholding. When a participant exercises a stock option or Stock Appreciation Right awarded under the Plan, the Corporation, in its discretion and as required by law, may require the participant to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for shares of Stock. At the Committee's discretion, remittance may be made in cash, shares already held by the participant or by the withholding by the Corporation of sufficient shares issuable pursuant to the option to satisfy the participant's withholding obligation.

     14. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined at the discretion of the Board of Directors if more than one valuation method is available to the Corporation, by:

          (a) the closing market price as of the date of grant or other determination (for purposes of this Plan, "closing market price" shall mean the price at which the Stock was last sold in the principal United States market for the Stock as of the date for which the closing market price is determined);

          (b) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed; or

          (c) if not listed, then by the average of the dealer "bid" and "ask" prices thereof on the over-the-counter market, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

     15. Amendment. To the extent permitted by applicable law, the Board may amend, suspend, or terminate the Plan at any time. The amendment or termination of this Plan shall not, without the consent of the participants, alter or impair any rights or obligations under any Award previously granted hereunder.

     From time to time, the Committee may rescind, revise and add to any of the terms, conditions and provisions of the Plan or of an Award as necessary, or appropriate to have the Plan and any Awards thereunder be or remain qualified and in compliance with all applicable laws, rules and regulations, and the Committee may delete, omit or waive any of the terms conditions or provisions that are no longer required by reason of changes of applicable laws, rules or regulations, including but not limited to, the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the rules and regulations promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify as a Qualified Option under Section 422 of the Code, including, but not limited to, the following provisions:

          (a) At the time a Qualified Option is awarded, the aggregate fair market value of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the participant during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00; and

          (b) No Qualified Option shall be awarded to any person if, at the time of the Award, the person owns shares of the stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its affiliates, unless, at the time the Qualified Option is awarded, the exercise price of the Qualified Option is at least one hundred and ten percent (110%) of the fair market value of the Stock on the date of grant and the option, by its terms, is not exercisable after the expiration of five (5) years from the date it is awarded.

     16. Continued Employment. Nothing in the Plan or any Award shall confer upon any participant or other persons any right to continue in the employ of, or maintain any particular relationship with, the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate the participant. However, the Committee may require, as a condition of making and/or exercising any Award, that a participant agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation or any Subsidiary for such time period as the Committee may prescribe. The immediately preceding sentence shall not apply to any Qualified Option, to the extent such application would result in disqualification of the option under Sections 421 and 422 of the Code.

     17. General Restrictions. If the Committee or Board determines that it is necessary or desirable to: (a) list, register or qualify the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) obtain the approval of any governmental authority, or (c) enter into an agreement with the participant with respect to disposition of any Stock (including, without limitation, an agreement that, at the time of the participant's exercise of the Award, any Stock thereby acquired is and will be acquired solely for investment purposes and without any intention to sell or distribute the Stock), then such Award shall not be consummated, in whole or in part, unless the listing, registration, qualification, approval or agreement, as the case may be, shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

     18. Rights. Except as otherwise provided in the Plan, participants shall have no rights as a holder of the Stock unless and until one or more certificates for the shares of Stock are issued and delivered to the participant.

     19. Adjustments. In the event that the shares of common stock of the Corporation, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of common stock or other securities of the Corporation or of other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares or otherwise) or if the number of such shares of common stock shall be increased through the payment of a stock dividend, stock split or similar transaction, then, there shall be substituted for or added to each share of common stock of the Corporation that was theretofore appropriated, or which thereafter may become subject to an option under the Plan, the number and kind of shares of common stock or other securities into which each outstanding share of the common stock of the Corporation shall be so changed or for which each such share shall be exchanged or to which each such shares shall be entitled, as the case may be. Each outstanding Award shall be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

     If there shall be any other change in the number or kind of the outstanding shares of the common stock of the Corporation, or of any common stock or other securities in which such common stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any Award that was theretofore granted or that may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

     The grant of an Award under the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

     Fractional  shares resulting from any adjustment in Awards pursuant to this
Section 19 may be settled as a majority of the members of the Board of Directors or of the Committee, as the case may be, shall determine.

     To the extent that the foregoing adjustments relate to common stock or securities of the Corporation, such adjustments shall be made by a majority of the members of the Board or of the Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive. The Corporation shall give notice of any adjustment to each holder of an Award that is so adjusted.

     20. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds, after full consideration of the facts presented on behalf of the Corporation and the involved participant, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation or by any Subsidiary and such action has damaged the Corporation or the Subsidiary, as the case may be, or that the participant has disclosed trade secrets of the Corporation or its affiliates, the participant shall forfeit all rights under and to all unexercised Awards, and under and to all exercised Awards under which the Corporation has not yet delivered payment or certificates for shares of Stock (as the case may be), all of which Awards and rights shall be automatically canceled. The decision of the Committee as to the cause of the participant's discharge from employment with the Corporation or any Subsidiary and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the participant's discharge by the Corporation or Subsidiary for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of the option as an incentive stock option under Sections 421 and 422 of the Code.

     21. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each member of the Committee and/or of the Board, each of whom shall be entitled, without further action on his or her part, to indemnification from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines, penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by the member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which the member may be or may have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be a member of the Committee or of the Board. The provisions, protection and benefits of this Section shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) to the extent there is entitlement to insurance proceeds under insurance coverages provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (b) to the extent there is entitlement to indemnification from the Corporation, other than under this Section, on account of the same matter or proceeding for which indemnification hereunder is claimed.

     22. Taxes. The issuance of shares of Common Stock under the Plan shall be subject to any applicable taxes or other laws or regulations of the United States of America and any state or local authority having jurisdiction there over.

     23. Miscellaneous.

          (a) Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Code and the 1934 Act, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Section 16 and the rules and regulations promulgated thereunder, or any successor rules and regulations that may be promulgated by the Securities and Exchange Commission, and to the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by applicable law and deemed advisable by the Committee.

          (b) Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and the term "affiliates" shall mean each and every Subsidiary and any parent of the Corporation.

          (c) The captions of the numbered Sections contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.